UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2017
Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Weststrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     At the 2017 Annual General Meeting of Shareholders (the “Annual Meeting”) of Weatherford International plc (the “Company”) held on June 15, 2017, shareholders approved an amendment (the “Amendment”) to the Company’s 2010 Omnibus Incentive Plan (the “Plan”). The Amendment increases the number of shares available for issuance under the Plan by 21,000,000 shares, bringing the total number of shares authorized for issuance under the Plan from 43,144,000 to 64,144,000. In addition, the Amendment revises the tax withholding provisions of the Plan to allow maximum statutory withholding in certain circumstances. A description of the material terms and conditions of the Amendment and the Plan is set forth on pages 49-55 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2017 (the “Proxy Statement”), and is incorporated herein by reference. The description of the Amendment to the Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which was included as Annex A to the Proxy Statement and incorporated herein by reference as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the results of the matters voted upon by the shareholders at the Annual Meeting, each of which is more fully described in the Proxy Statement:

Agenda Item		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 1.	Election of the following directors:
	Mohamed A. Awad	788,448,323	7,791,178	1,470,510	78,670,009
	David J. Butters	698,275,158	94,319,766	5,115,087	78,670,009
	John D. Gass	787,032,806	9,283,576	1,393,629	78,670,009
	Sir Emyr Jones Parry	788,155,370	5,352,002	4,202,639	78,670,009
	Francis S. Kalman	791,100,229	5,202,098	1,407,684	78,670,009
	William E. Macaulay	783,313,435	10,202,617	4,193,959	78,670,009
	Mark A. McCollum	792,136,280	4,186,661	1,387,070	78,670,009
	Robert K. Moses, Jr.	783,391,284	10,133,036	4,185,691	78,670,009
	Dr. Guillermo Ortiz	608,574,002	180,579,820	8,556,189	78,670,009

Agenda Item		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm and auditor for the financial year ending December 31, 2017 and to authorize the board of directors of the Company, acting through the Audit Committee, to determine auditor’s remuneration.	872,029,513	2,809,440	1,541,067	—

Agenda Item		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 3.	Adopt an advisory resolution approving compensation of the named executive officers.	723,787,290	72,276,527	1,646,194	78,670,009
Agenda Item		One Year	Two Years	Three Years	Votes Abstaining
Item 4.	Adopt an advisory resolution recommending shareholder approval of the compensation of the named executive officers every 1, 2 or 3 years.	768,940,591	584,693	26,662,007	1,522,720
Agenda Item		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 5.	Approve an amendment to the Weatherford International plc 2010 Omnibus Incentive Plan.	733,038,979	63,265,392	1,405,640	78,670,009

The Board considered the outcome of the vote on Item 4 above and, consistent with its recommendation to shareholders, determined that the Company will hold future non-binding advisory votes to approve the compensation of the Company’s named executive officers every year until the Board otherwise determines that a different frequency for such non-binding advisory votes is in the best interest of the Company or until the next required vote on the frequency of such votes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1
Second Amendment to Weatherford International plc 2010 Omnibus Incentive Plan (incorporated by reference to Annex A of Weatherford International plc’s Definitive Proxy Statement on Schedule 14A filed on April 25, 2017 (File No. 001-36504)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: June 16, 2017
/s/ Christina M. Ibrahim
Christina M. Ibrahim
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1
Second Amendment to Weatherford International plc 2010 Omnibus Incentive Plan (incorporated by reference to Annex A of Weatherford International plc’s Definitive Proxy Statement on Schedule 14A filed on April 25, 2017 (File No. 001-36504)).